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                                                                   EXHIBIT 99.2

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Cellcom Corp. (the "Company") on Form 10-KSB for the year ended September 30, 2002, as filed with the Securities and Exchange Commission on August 20, 2003 (the "Report"), I, David A. Obal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 20, 2003               By:   /s/ David A. Obal
                                        ----------------------------------------
                                          David A. Obal
                                          Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cellcom Corp. and will be retained by Cellcom Corp. and furnished to the Securities and Exchange Commission or its staff upon request.